SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2008
Berkshire Hathaway Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14905	47-0813844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1440 Kiewit Plaza, Omaha, Nebraska 68131
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(402) 346-1400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On April 14, 2008, Berkshire Hathaway Inc. issued a press release announcing that Joseph Brandon, Chairman and Chief Executive Officer of General Re Corporation, has decided to resign and that Franklin “Tad” Montross will replace Mr. Brandon as Chairman and Chief Executive Officer of General Re Corporation. This press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. Press Release dated April 14, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.
Date: April 14, 2008	By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	Vice President and Chief Financial Officer